Exhibit 99.2

VYYO INC.

2000 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN

OPTION AGREEMENT

THIS OPTION AGREEMENT (this “Agreement”) is made and entered into as of the date of grant set forth in the Notice of Grant of Stock Options and Option Agreement (the “Notice”) to which this Agreement is attached (the “Date of Grant”), by and between VYYO INC., a Delaware corporation (the “Company”), and the participant named in the Notice (“Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s Third Amended and Restated 2000 Employee and Consultant Equity Incentive Plan (the “Plan”).

1. Grant of Option. The Company hereby grants to Participant an option (the “Option”) to purchase the total number of shares of Common Stock of the Company set forth in the Notice (the “Shares”) at the exercise price per share set forth in the Notice (the “Exercise Price”), subject to all of the terms and conditions of this Agreement, the Notice and the Plan. If designated as an Incentive Stock Option in the Notice, the Option is intended to qualify as an “incentive stock option” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar change affecting the Common Stock, a substitution or proportionate adjustment shall be made in the kind, number and option price of shares of Common Stock subject to the unexercised portion of the Option, as may be determined by the Board in its sole discretion.

3. Exercise Period.

3.1 Exercise Period of Option. (a) Provided Participant continues to be an employee or consultant of the Company or any Subsidiary or Parent throughout the specified period, the Option shall become exercisable as to portions of the Shares pursuant to the schedule set forth in the Notice.

(b) Acceleration of Vesting Upon Change of Control or Subsidiary Disposition. In the event of a Change in Control (as defined below) of the Company, this Option shall automatically become vested and exercisable with respect to all of the Shares subject to this Option, immediately prior to the effective date of such Change in Control.

For purposes of this Stock Option Agreement, “Change in Control” means a change in ownership or control of the Company effected through any of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders, or

(ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are members of the Board as of the date of grant set forth in the Notice, or

(iii) a “corporate transaction” within the meaning of the Plan; or

(iv) the departure, change or replacement of the current Chairman of the Board of the Company, on or before the Expiration Date (as defined below).

3.2 Expiration. The Option shall expire on the date of Expiration set forth in the Notice (the “Expiration Date”) and must be exercised, if at all, on or before the Expiration Date.

4. Termination.

4.1 Termination for Any Reason Except Death or Disability. If Participant’s employment with or service as a director or consultant to the Company or to any Parent or Subsidiary terminates for any reason other than death or Disability of Participant, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the date of such termination, may thereafter be exercised by Participant no later than three (3) months after the date of such termination, but in any event no later than the Expiration Date.

4.2 Termination Because of Death or Disability. If Participant’s employment with or service as a director or consultant to the Company or to any Parent or Subsidiary terminates because of death or Disability of Participant, the Option, to the extent (and only to the extent) that it is exercisable by Participant on the date of such termination, may thereafter be exercised by Participant (or Participant’s legal representative) no later than twelve (12) months after the date of such termination, but in any event no later than the Expiration Date.

4.3 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

5. Manner of Exercise.

5.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant’s death, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form as may be approved by the Company from time to time (the “Exercise Agreement”), which shall set forth, inter alia, Participant’s election to exercise the Option and the number of Shares being purchased. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

5.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

5.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in any of the following forms, or a combination thereof, at the election of the Participant:

(a) in cash;

(b) by check; or

(c) provided that a public market for the Company’s stock exists, (1) through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company, or (2) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company.

5.4 Tax Withholding. No Shares will be issued to the Participant or other person pursuant to the exercise of the Option until the Participant or other person has made arrangements acceptable to the Administrator for the satisfaction of federal, state, local and, if applicable, foreign, income and employment tax withholding obligations.

5.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant’s authorized assignee, or Participant’s legal representative, and shall deliver certificates representing the Shares.

6. Notice of Disqualifying Disposition of ISO Shares. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, and (2) the date one year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

7. Nontransferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

8. Tax Consequences. Set forth below is a brief summary as of the Date of Grant of some of the federal and state tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

8.1 Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal or state income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment in computing Participant’s alternative minimum taxable income for federal income tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

8.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal and state income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Participant is an employee of the Company, the Company will be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

8.3 Disposition of Shares. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of the Option (and, in the case of an ISO, are disposed of more than two years after the Date of Grant), any gain recognized on disposition of the Shares will be treated as long term capital gain for federal and state income tax purposes. If Shares purchased under an ISO are disposed of within one year of exercise or within two years after the Date of Grant, any gain recognized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

9. Privileges of Stock Ownership. Participant shall not have any of the rights of a shareholder with respect to any Shares until Participant exercises the Option and pays the Exercise Price.

10. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

11. Entire Agreement. The Plan is incorporated herein by reference. This Agreement, the Notice and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

12. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or telecopier.

13. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

15. Acceptance. BY EXECUTING THE NOTICE, PARTICIPANT ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN, THE NOTICE AND THIS AGREEMENT AND THAT PARTICIPANT HAS READ AND UNDERSTANDS THE TERMS AND PROVISIONS HEREOF AND THEREOF, AND ACCEPTS THE OPTION SUBJECT TO ALL THE TERMS AND CONDITIONS OF THE PLAN, THE NOTICE AND THIS AGREEMENT. PARTICIPANT ACKNOWLEDGES THAT THERE MAY BE ADVERSE TAX CONSEQUENCES UPON EXERCISE OF THE OPTION OR DISPOSITION OF THE SHARES AND THAT PARTICIPANT SHOULD CONSULT A TAX ADVISER PRIOR TO SUCH EXERCISE OR DISPOSITION.

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